Exhibit 99.1


Contact:          John B. Williamson, III
                  Chairman, President and CEO
Telephone:        (540) 777-3810

FOR IMMEDIATE RELEASE

                               RGC RESOURCES, INC.
                         THIRD QUARTER FINANCIAL RESULTS

ROANOKE, Va. (August 9, 2006)--RGC Resources, Inc. (NASDAQ: RGCO) announced consolidated Company earnings of $9,095 on continuing operations and a loss of $56,959 or ($0.03) per diluted share for total operations on 2,137,542 average diluted shares outstanding for the quarter ended June 30, 2006. This compares to quarterly earnings for the same quarter last year of $87,482 or $0.04 per diluted share on continuing operations and earnings of $229,525 or $0.11 per diluted share for total operations on 2,098,683 average diluted shares outstanding. John Williamson, Chairman, President and CEO, attributed the modest decline in earnings from continuing operations primarily to the impact of significantly warmer weather in the current quarter reducing the volume of April and May natural gas sales.

         Diluted earnings per share for the twelve months ending June 30, 2006 were $1.42 on continuing operations and $1.48 for total operations on 2,120,957 average diluted shares outstanding compared to $1.38 for continuing operations and $6.06 for total operations on 2,082,598 average diluted shares outstanding for the twelve months ended June 30, 2005. Earnings for the twelve months ended June 30, 2005 were positively impacted by a gain of $9,504,329 or $4.56 per diluted share on the sale of propane assets in the quarter ended September 30, 2004. Williamson attributed the improvement in earnings from continuing operations for the twelve months ended June 30, 2006 to improved natural gas sales margins.

         RGC Resources, Inc. provides energy and related products and services to customers in Virginia and West Virginia through its operating subsidiaries including Roanoke Gas Company, Bluefield Gas Company, Diversified Energy Company and RGC Ventures of Virginia, Inc.

         From time to time, the Company may publish forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new products, research and development activities and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements.

         Summary financial statements for the third quarter and twelve months are as follows:



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                      RGC Resources, Inc. and Subsidiaries
      Condensed Consolidated Statements of Income and Comprehensive Income
                                   (Unaudited)

                                                        Three Months Ended               Twelve Months Ended
                                                             June 30,                         June 30,
                                                      2006            2005              2006             2005
                                                  -------------  ---------------   --------------   --------------
Revenues                                         $   12,959,458  $    15,819,714  $   112,802,601  $    93,327,873
Cost of sales                                         8,092,983       10,895,210       87,014,261       68,924,773
                                                  -------------  ---------------   --------------   --------------
Gross margin                                          4,866,475        4,924,504       25,788,340       24,403,100
Other operating expenses                              4,289,415        4,311,800       18,571,299       17,818,275
Interest expense                                        561,566          465,107        2,401,437        1,996,874
                                                  -------------  ---------------   --------------   --------------
Income (loss) from continuing operations
   before income taxes                                   15,494          147,597        4,815,604        4,587,951
Income tax expense (benefit) from continuing
   operations                                             6,399           60,115        1,800,975        1,708,663
                                                  -------------  ---------------   --------------   --------------
Net income (loss) from continuing operations              9,095           87,482        3,014,629        2,879,288
Income (loss) from discontinued operations,
   net of income taxes                                  (66,054)         142,043          125,935        9,738,373
                                                  -------------  ---------------   --------------   --------------
Net income (loss)                                       (56,959)         229,525        3,140,564       12,617,661
Other comprehensive income, net of tax                  319,045              895          363,357           54,813
                                                  -------------  ---------------   --------------   --------------
Comprehensive income (loss)                      $      262,086  $       230,420  $     3,503,921  $    12,672,474
                                                  =============  ===============   ==============   ==============

Basic earnings per share of common stock:
   Income (loss) from continuing operations      $            -  $          0.04  $          1.43  $          1.39
   Discontinued operations                                (0.03)            0.07             0.06             4.71
                                                  -------------  ---------------   --------------   --------------
   Net income (loss)                             $        (0.03) $          0.11  $          1.49  $          6.10
                                                  =============  ===============   ==============   ==============

Diluted earnings per share of common stock:
   Income (loss) from continuing operations      $            -  $          0.04  $          1.42  $          1.38
   Discontinued operations                                (0.03)            0.07             0.06             4.68
                                                  -------------  ---------------   --------------   --------------
   Net income (loss)                             $        (0.03) $          0.11  $          1.48  $          6.06
                                                  =============  ===============   ==============   ==============

Cash dividends per common share                  $        0.300  $         0.295  $         1.195  $         5.680
                                                  =============  ===============   ==============   ==============

Weighted average number of common shares outstanding:
   Basic                                              2,127,188        2,085,029        2,109,845        2,068,385
   Diluted                                            2,137,542        2,098,683        2,120,957        2,082,598
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                      Condensed Consolidated Balance Sheets
                                   (Unaudited)

                                                                             June 30,
Assets                                                                2006              2005
                                                                 ---------------   --------------
Current assets                                                  $     35,668,907  $    31,069,548
Total property, plant and equipment, net                              77,048,174       72,898,842
Other assets                                                             505,549          445,261
                                                                 ---------------   --------------

   Total Assets                                                 $    113,222,630  $   104,413,651
                                                                 ===============   ==============

Liabilities and Stockholders' Equity

Current liabilities                                             $     28,161,861  $    36,813,828
Long-term debt                                                        30,000,000       16,000,000
Deferred credits and other liabilities                                13,708,253       12,275,618
                                                                 ---------------   --------------
   Total Liabilities                                                  71,870,114       65,089,446
Stockholders' Equity                                                  41,352,516       39,324,205
                                                                 ---------------   --------------

   Total Liabilities and Stockholders' Equity                   $    113,222,630  $   104,413,651
                                                                 ===============   ==============
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